                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ]  Confidential, for Use of the
                                                    Commission Only (as permitted by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           VION PHARMACEUTICALS, INC.
                 ----------------------------------------------

                (Name of Registrant as Specified in Its Charter)

                                       N/A
                 ----------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11

(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)      Proposed maximum aggregate value of transaction:
(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the Offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing party:
(4)      Date filed:

                                     [Logo]

                                 4 Science Park
                          New Haven, Connecticut 06511
                                 (203) 498-4210

                                                         April 29, 2002

NOTICE OF 2002 ANNUAL MEETING AND PROXY STATEMENT
WEDNESDAY, JUNE 5, 2002 AT 10:00 A.M.
KITANO HOTEL, 66 PARK AVENUE, NEW YORK, NEW YORK


DEAR FELLOW STOCKHOLDER:

You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 10:00 a.m., on Wednesday June 5, 2002 at the Kitano Hotel, 66 Park Avenue, New York, New York 10016.

This year you are being asked to: (i) elect seven directors; and (ii) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2002. At the meeting, I will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

We look forward to greeting personally those stockholders who are able to be present at the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and return the enclosed proxy in the envelope provided or that you register your vote by telephone or on the Internet by following the instructions on your proxy card at your earliest convenience.

Thank you for your cooperation.

Very truly yours,

/s/ ALAN KESSMAN

ALAN KESSMAN
President and Chief Executive Officer

                                     [Logo]

                    ---------------------------------------
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                    ---------------------------------------

                                                          New Haven, Connecticut
                                                                  April 29, 2002

    Notice is hereby given that the Annual Meeting of Stockholders of Vion Pharmaceuticals, Inc. will be held at 10:00 a.m., on Wednesday June 5, 2002 at the Kitano Hotel, 66 Park Avenue, New York, New York 10016, for the following purposes:

       1. To elect seven directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

       2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002; and

       3. To transact other business as may properly come before the meeting or any adjournment of the meeting.

    Stockholders of record of the Company's Common Stock at the close of business on April 15, 2002 may vote at the meeting or any adjournments of the meeting. Stockholders are requested to complete, sign, date and return the enclosed form of proxy in the enclosed envelope or register their vote by telephone or on the Internet by following the instructions on the proxy card. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                               On behalf of the Board of
                                               Directors

                                               /s/ KAREN SCHMEDLIN

                                               KAREN SCHMEDLIN
                                               Secretary

                               TABLE OF CONTENTS
                                PROXY STATEMENT


DESCRIPTION                                                   PAGE
-----------                                                   ----
General Information.........................................    1
Beneficial Ownership of Common Stock........................    2
Proposal No. 1 -- Election of Directors.....................    3
Management..................................................    6
Executive Compensation......................................    8
Report of the Audit Committee...............................   13
Proposal No. 2 -- Ratification of Selection of Independent
  Auditors..................................................   14
Stockholder Proposals.......................................   15
Other Matters...............................................   15

                           VION PHARMACEUTICALS, INC.
                                 4 SCIENCE PARK
                          NEW HAVEN, CONNECTICUT 06511

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

    This Proxy Statement is furnished to the holders of Common Stock of Vion Pharmaceuticals, Inc. (the 'Company') in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on June 5, 2002, or at any adjournments of the meeting. The purpose of the meeting and the matters to be acted upon are described in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the stockholders on or about May 3, 2002.

    Execution and return of the enclosed proxy card are being solicited by and on behalf of our Board of Directors for the purposes set forth in the foregoing notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. We have engaged the firm of Georgeson Shareholder Communications, Inc. to assist us in the distribution and solicitation of proxies and have agreed to pay Georgeson Shareholder Communications, Inc. a fee of approximately $6,500, plus expenses, for its services.

REVOCABILITY AND VOTING OF PROXY

    A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and 2 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

    Only stockholders of record at the close of business on April 15, 2002 are entitled to notice of and to vote at the Annual Meeting. On April 15, 2002 there were 28,886,959 shares of Common Stock outstanding. The holders of a majority of the outstanding shares that may be voted at the meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. 'Broker non-votes' are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker non-votes on the specific items to be brought before the Annual Meeting of Stockholders is discussed under each item.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth information as of April 1, 2002 (except as otherwise noted in the footnotes) regarding the beneficial ownership (as defined by the Securities and Exchange Commission (the 'SEC')) of our Common Stock:
(i) each person known by us to own beneficially more than five percent of our outstanding Common Stock; (ii) each of our current directors; (iii) each executive officer named in the Summary Compensation Table appearing on page 10; and (iv) all of our current directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed and the address of each beneficial owner is c/o Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511.

                                                                        PERCENT OF OUTSTANDING
                                                    NUMBER OF SHARES       SHARES OF COMMON
      DIRECTORS, OFFICERS & 5% STOCKHOLDERS        BENEFICIALLY OWNED           STOCK
      -------------------------------------        ------------------           -----
Stephen K. Carter, M.D...........................         10,000(1)               *
Frank T. Cary....................................         92,718(2)               *
Alan Kessman.....................................        820,857(3)               2.8%
Charles K. MacDonald.............................         20,000(4)               *
William R. Miller................................        213,156(5)               *
Alan C. Sartorelli, Ph.D.........................        430,205(6)               1.5%
Walter B. Wriston................................         87,718(7)               *
Bijan Almassian, Ph.D............................        100,577(8)               *
Terrence W. Doyle, Ph.D..........................        311,326(9)               1.1%
Ivan King, Ph.D..................................        123,677(10)              *
Mario Sznol, M.D.................................        116,250(11)              *
All directors and executive officers as a group
  (12 persons)...................................      2,326,484(12)              8.1%

             OTHER BENEFICIAL OWNERS
-------------------------------------------------
Elliott Associates, L.P.
Elliott International, L.P. (f/k/a Westgate
  International, L.P.)
Elliott International Capital Advisors, Inc.
  c/o Elliott Associates, L.P.
  712 Fifth Avenue, 36th Floor
  New York, NY 10019.............................      2,966,113(13)             10.3%

---------

  *  Less than one percent

 (1) Includes 10,000 shares issuable upon exercise of options.

 (2) Includes 30,000 shares issuable upon exercise of options.

 (3) Includes 12,756 shares held by a family trust of which Mr. Kessman is a controlling member. Also includes 780,644 shares issuable upon exercise of options.

 (4) Includes 20,000 shares issuable upon exercise of options.

 (5) Includes 23,750 shares issuable upon exercise of options.

 (6) Includes 190,874 shares beneficially owned by Dr. Sartorelli's wife, as to which Dr. Sartorelli disclaims beneficial ownership. Also includes 30,000 shares issuable upon exercise of options.

 (7) Includes 33,750 shares issuable upon exercise of options.

 (8) Includes 74,500 shares issuable upon exercise of options.

 (9) Includes 43,400 shares held by Dr. Doyle's wife, as to which Dr. Doyle disclaims beneficial ownership. Also includes 82,350 shares issuable upon exercise of options.

(10) Includes 117,725 shares issuable upon exercise of options.

(11) Includes 113,250 shares issuable upon exercise of options.

(12) Includes 1,315,969 shares issuable upon exercise of options.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(13) Beneficial ownership information is based upon data set forth in a
     Schedule 13D Amendment No. 9 filed with the SEC on February 15, 2001. Elliott Associates, L.P. owns 1,481,844 shares of Common Stock. Elliott International, L.P. (f/k/a Westgate International, L.P.), which has its business address at c/o Midland Bank Trust Corporation (Cayman) Limited, P.O. Box 1109, Mary Street, Grand Cayman, Cayman Islands, British West Indies, owns 1,484,269 shares of Common Stock. Elliott International Capital Advisors, Inc. is the investment manager for Elliott International, L.P. and has shared voting and dispository power over the shares held by Elliott International, L.P.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    At the Annual Meeting, seven directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee by the persons named in the proxy or the size of the Board may be reduced accordingly; however, the Board is not aware of any circumstances likely to make any nominee unavailable for election.

    The nominees, their ages, the year in which each first became a director of the Company and their biographies are:

                                  YEAR FIRST                   PRINCIPAL OCCUPATION
        NOMINEE           AGE   BECAME DIRECTOR             DURING THE PAST FIVE YEARS
        -------           ---   ---------------             --------------------------
William R. Miller.......   73   1995              Chairman of the Board of the Company since
                                                  April 1995; from February 1995 until April 1995,
                                                  Chairman of the Board of OncoRx, Inc., which
                                                  merged into the Company (then known as
                                                  MelaRx, Inc.) in April 1995; currently Chairman of
                                                  the Board of Cold Spring Harbor Laboratory and
                                                  a director of ImClone Systems, Inc., Isis
                                                  Pharmaceuticals, Inc. and Transkaryotic Therapies,
                                                  Inc.; from 1964 until his retirement in 1991, various
                                                  positions with Bristol-Myers Squibb Company,
                                                  including Vice Chairman of the Board
                                                  commencing in 1985.(1,3)

Stephen K. Carter,        64    2001              Director of Allos Therapeutics Inc., Cytogen Corp.,
  M.D...................                          Achillion Pharmaceuticals and Alfacell Corp.; from
                                                  1998 to 2000, Senior Vice President, Clinical and
                                                  Regulatory Affairs of SUGEN, Inc.; from 1995 to 1996,
                                                  Senior Vice President, Research and Development with
                                                  Boehringer Ingelheim Pharmaceuticals, Inc.; from 1982
                                                  to 1995, various positions with Bristol-Myers Squibb
                                                  Company, most recently Senior Vice President,
                                                  Worldwide Clinical Research and Development.(2)

Frank T. Cary...........  80    1995              Director of Celgene Corporation, Cygnus, Inc., ICOS
                                                  Corp., Lincare Holdings Inc. and Lexmark
                                                  International, Inc.; from 1973 to 1981, Chairman of
                                                  the Board and Chief Executive Officer of IBM.(1,3)

                                  YEAR FIRST                   PRINCIPAL OCCUPATION
        NOMINEE           AGE   BECAME DIRECTOR             DURING THE PAST FIVE YEARS
        -------           ---   ---------------             --------------------------
Alan Kessman............  55    1998              Chief Executive Officer of the Company since
                                                  January 1999 and President of the Company since
                                                  April 1999; Partner of PS Capital LLC, an
                                                  international investment and management
                                                  advisor, since October 1998; from 1983 to 1998,
                                                  Chairman, President and Chief Executive Officer
                                                  of Executone Information Systems, Inc. and its
                                                  subsidiary eLottery, Inc.; a director of
                                                  Fastnet Corporation.

Charles K. MacDonald....  43    2000              Principal and founder of Morgandane Management
                                                  Corp., an investment advisory firm, since 1997;
                                                  Analyst and, later, Portfolio Manager at
                                                  Stonington Management Corp. from 1987 to
                                                  1995.(2,3)

Alan C. Sartorelli,       70    1995              Alfred Gilman Professor of Pharmacology at Yale
  Ph.D..................                          University School of Medicine since 1967;
                                                  Founder and Chairman of the Company's
                                                  Scientific Advisory Board since April 1995;
                                                  Chairman of the OncoRx, Inc. Scientific
                                                  Advisory Board from May 1993 to April 1995;
                                                  Former Director of Yale Comprehensive Cancer
                                                  Center from 1984 to 1993.

Walter B. Wriston.......  82    1995              Director of ICOS Corp. and Cygnus, Inc.;
                                                  retired as Chairman and Chief Executive Officer
                                                  of Citicorp and its principal subsidiary,
                                                  Citibank, N.A., in 1984 after having served as
                                                  Chief Executive Officer for 17 years.(2,3)

---------

(1) Member of the Compensation Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Nominating Committee of the Board of Directors

    During the fiscal year ended December 31, 2001, the Board of Directors held 7 meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was a director of the Company, except Dr. Sartorelli attended five of the seven meetings of the Board of Directors.

    The Audit Committee of the Board of Directors was formed to review the internal accounting procedures of the Company and to consult with and review the audit scope and results of the audit with the Company's independent auditors and the services provided by the auditors. The Audit Committee is comprised of three non-employee directors, Messrs. Carter, MacDonald and Wriston. All members of the Audit Committee are independent as defined in the listing standards of the National Association of Securities Dealers. On June 1, 2000, the Board of Directors adopted an Audit Committee Charter that meets the requirements of the Securities and Exchange Commission and the National Association of Securities Dealers. A copy of the Audit Committee Charter was filed as Appendix B to our 2000 Proxy Statement. The Audit Committee held two meetings in 2001.

    The Compensation Committee of the Board of Directors was formed to administer the Company's stock option plans and the Company's executive compensation policies. The Compensation Committee is comprised of two non-employee directors, Messrs. Cary and Miller. The Compensation Committee held two meetings in 2001.

    The Nominating Committee of the Board of Directors was formed to review and recommend new directors to the Board. Stockholders who wish to suggest qualified candidates should write to: Administrator, Nominating Committee, Vion Pharmaceuticals, Inc., 4 Science Park, New Haven, Connecticut 06511 stating in detail, the qualifications of such persons for consideration by the Nominating Committee.

The Nominating Committee is comprised of four non-employee directors, Messrs. Cary, MacDonald, Miller and Wriston. The Nominating Committee held two meetings in 2001.

COMPENSATION OF DIRECTORS

    Directors are reimbursed for expenses actually incurred in connection with each meeting of the Board of Directors or any committee thereof attended. We also pay the Chairman of the Board $4,000 in cash or stock options for each meeting of the Board of Directors attended and each other non-employee or non-consultant director $1,000 in cash or stock options for each such meeting attended. Directors who are not employees or principal stockholders are also entitled to automatic grants of options under our Amended and Restated 1993 Stock Option Plan.

DIRECTORS' OPTIONS

    Our Amended and Restated 1993 Stock Option Plan provides for the automatic grant of non-qualified stock options to purchase shares of Common Stock to our directors who are not employees or principal stockholders. Eligible directors elected after August 1995 will be granted an option to purchase 20,000 shares of Common Stock on the date such person is first elected or appointed a director. Further, commencing on the day immediately following the date of the annual meeting of stockholders each eligible director, other than directors who received an initial director option since the last annual meeting, will be granted an option to purchase 15,000 shares of Common Stock (20,000 shares in the case of the Chairman of the Board) on the day immediately following the date of each annual meeting of stockholders. The exercise price for each share subject to a director option shall be equal to the fair market value of the Common Stock on the date of grant. Director options will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board. During 2001, Messrs. Cary, MacDonald and Wriston were each granted ten-year options to purchase 15,000 and 543 shares of Common Stock at an exercise price of $7.45 and $4.75 per share, respectively, Dr. Sartorelli was granted ten-year options to purchase 15,000 shares of Common Stock at an exercise price of $7.45 per share and Mr. Miller was granted ten-year options to purchase 20,000 and 2,174 shares at an exercise price of $7.45 and $4.75 per share, respectively. Dr. Carter was granted ten-year options to purchase 20,000 shares of Common Stock at an exercise price of $3.80 per share when he was first elected a director on April 26, 2001 and 543 shares of Common Stock at an exercise price of $4.75.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In December 2001, the Company entered into a consulting agreement with PS Capital LLC, an entity of which Mr. Kessman is a member. The consulting agreement provides that the Company will pay $100,800 during 2002 to PS Capital LLC in exchange for consulting services consisting primarily of financial and investment advice as directed by Mr. Kessman. In connection with this agreement, Mr. Kessman's base salary for 2002 has been reduced by $100,800.

    Morgandane Management Corp., of which Mr. MacDonald is a principal, has been engaged by Elliott Management Corp. to provide investment advisory services. Elliott Management Corp. provides investment advisory services to Elliott Associates, L.P. and Elliott International, L.P., which combined are beneficial owners of 10.3% of the Company's outstanding Common Stock as of April 1, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NASDAQ Stock Market. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

    Based upon a review of the forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2001 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Ferguson, a former director, failed to file a Form 4 for one transaction and Mr. Mizelle, a former officer, failed to file two reports on Form 4 for 4 transactions. These transactions were subsequently reported on a Form 5 for 2001 filed on a timely basis.

VOTE REQUIRED

    The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. Abstentions and withheld votes have no effect on the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS DEEMS 'PROPOSAL NO. 1 -- ELECTION OF DIRECTORS' TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE 'FOR' APPROVAL OF THIS PROPOSAL.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    The following table contains the names and positions of the current executive officers of the Company:


                    NAME                                         POSITION
                    ----                                         --------
Alan Kessman.................................  President, Chief Executive Officer and
                                               Director
Bijan Almassian, Ph.D........................  Vice President -- Development
Terrence W. Doyle, Ph.D......................  Vice President -- Research and Development
Howard B. Johnson............................  Vice President -- Finance and Chief Financial
                                               Officer
Ivan King, Ph.D..............................  Vice President -- Research
Mario Sznol, M.D.............................  Vice President -- Clinical Affairs

    Alan Kessman, age 55, has been our Chief Executive Officer since January 1999, our President since April 1999 and has served on our Board of Directors since October 1998. Mr. Kessman is a partner of PS Capital LLC, an international investment and management advisor, and a director of Fastnet Corporation, an internet service provider. From 1983 to 1998, Mr. Kessman was Chairman, Chief Executive Officer and President of Executone Information Systems, Inc., a developer and marketer of voice and data communications systems, and its subsidiary eLottery, Inc.

    Bijan Almassian, Ph.D., age 48, has been our Vice President, Development since March 1997. From September 1995 to March 1997, Dr. Almassian was our Director of Development. From 1994 to 1995, Dr. Almassian was the Director of Pharmaceutical Development at Genelabs Technologies, where he was responsible for product development of several anticancer and antiviral drugs and biologics. Before joining Genelabs Technologies, he held several scientific positions at Genzyme/Integrated Genetics, Instrumentation Laboratories and Orion Research.

    Terrence W. Doyle, Ph.D., age 59, has been our Vice President of Research and Development since the merger with OncoRx, Inc. and served in the same capacity for OncoRx, Inc. from January 1994 until the merger. Dr. Doyle was an employee of the Bristol-Myers Squibb Company from 1967 to 1993. From 1990 to 1993, Dr. Doyle was an Executive Director with Bristol-Myers Squibb Company.
Dr. Doyle is
the original holder of 45 U.S. patents for anti-infective, anti-inflammatory and anti-tumor agents and the author of over 150 published research articles and abstracts on cancer chemotherapy.

    Howard B. Johnson, age 42, has been our Chief Financial Officer since
March 2002. Prior to joining the Company, Mr. Johnson was a vice president and a consultant for Nutrition 21, Inc. from November 2001 until March 2002. From
May 1999 until February 2001, Mr. Johnson was Chief Financial Officer of IBS Interactive, Inc. (now Digital Fusion, Inc.). From 1996 to 1999, Mr. Johnson founded and was Chairman and Chief Executive Officer of MedWorks Corporation, a privately held medical device company. From 1983 to 1993, Mr. Johnson was an investment banker at PaineWebber Group, Inc.

    Ivan King, Ph.D., age 46, has been our Vice President, Research since September 1995. From 1990 to 1995, Dr. King was a Section Leader in the Department of Tumor Biology at Schering-Plough Research Institute in charge of the Cell Biology and In Vivo Biology groups where he was responsible for identifying targets, developing high throughput assays, evaluating in vitro and in vivo activities of drug candidates and recommending candidates for clinical development. Dr. King's first industrial position was as a Senior Research Scientist at Bristol-Myers Squibb Company.

    Mario Sznol, M.D., age 44, has been our Vice President, Clinical Affairs since September 1999. From 1987 to 1999, Dr. Sznol worked for the National Cancer Institute, or NCI, an institute of the National Institutes of Health. Most recently he was Head of the Biologics Evaluation Section, Investigational Drug Branch, Cancer Therapy Evaluation Program. From March 1997 to
October 1998, he served as acting Chief of NCI's Investigational Drug Branch, Cancer Therapy Evaluation Program. Prior to joining the NCI, Dr. Sznol conducted his fellowship in Medical Oncology, Department of Neoplastic Diseases, at Mt. Sinai School of Medicine, and his residency in Internal Medicine at Baylor College of Medicine in Houston.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This Executive Compensation Report discusses the Company's executive compensation policies and the basis for the compensation paid to the Named Executive Officers, including the person serving as its chief executive officer during the year ended December 31, 2001.

    Compensation Policy. The Committee's policy with respect to executive compensation has been designed to:

         Adequately and fairly compensate executive officers in relation to responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry;

         Reward executive officers for the achievement of short-term goals and for the enhancement of the long-term value of the Company; and

         Align the interests of the executive officers with those of the stockholders with respect to short-term operating goals and long-term increases in the price of the Company's Common Stock.

    The components of compensation paid to executive officers consist of:
(a) base salary and (b) incentive compensation in the form of annual bonus payments and stock options awarded by the Company under the Company's Amended and Restated 1993 Stock Option Plan. The Company's Compensation Committee is responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company's senior management team, including annual bonuses and stock options awarded under the Company's Amended and Restated 1993 Stock Option Plan, selecting the individuals who will be awarded bonuses and stock options under the Amended and Restated 1993 Stock Option Plan, and for determining the timing, pricing and amount of all stock options granted thereunder, each within the terms of the Company's Amended and Restated 1993 Stock Option Plan.

    The Company's executive compensation program historically has emphasized the use of incentive-based compensation to reward the Company's executive officers and members of senior management for the achievement of goals established by the Board of Directors. The Company uses stock options to provide an incentive for a substantial number of its officers and employees, including selected members of management, and to reward such officers and employees for achieving goals that have been established for the Company. The Company believes its incentive compensation plan rewards management when the Company and its stockholders have benefited from achieving the Company's goals and targeted research and development objectives, all of which the Compensation Committee feels will dictate, in large part, the Company's future operating results. The Compensation Committee believes that its policy of compensating officers and employees with incentive-based compensation fairly and adequately compensates those individuals in relation to their responsibilities, capabilities and contribution to the Company, and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry.

    Components of Compensation. The primary components of compensation paid by the Company to its executive officers and senior management personnel, and the relationship of such components of compensation to the Company's performance, are discussed below:

         Base Salary. The Compensation Committee periodically reviews the base salary paid by the Company to its executive officers and members of the senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company's performance (to the extent such can fairly be attributed or related to each executive's performance), as well as the nature of each executive's responsibilities, capabilities and contributions. In addition, the Compensation Committee periodically reviews the base salaries of its senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Compensation Committee believes that base salaries for the Company's executive officers have historically been reasonable in relation to the Company's size and performance in comparison with the compensation paid by similarly sized companies or companies within the Company's industry.

         Incentive Compensation. As discussed above, a substantial portion of each executive officer's compensation package is in the form of incentive compensation designed to reward the achievement of short-term operating goals and long-term increases in stockholder value. Annual bonus payments are based on the individual's and the Company's performance. The Company's Amended and Restated 1993 Stock Option Plan allows the Board of Directors or the Compensation Committee to grant stock options to executive officers and employees for the purchase of shares of the Company's Common Stock. Under the terms of the Amended and Restated 1993 Stock Option Plan, the Board of Directors and the Compensation Committee have authority, within the terms of the Amended and Restated 1993 Stock Option Plan, to select the executive officers and employees who will be granted stock options and to determine the timing, pricing and number of stock options to be awarded. The Compensation Committee believes that the stock options granted under the Amended and Restated 1993 Stock Option Plan reward executive officers only to the extent that stockholders have benefited from increases in the value of the Company's Common Stock.

    Compensation of the Chief Executive Officer. As described elsewhere in this proxy, the Company has entered into an executive employment agreement with Mr. Kessman. The material terms of this executive employment agreement are described elsewhere. The Compensation Committee believes that the monthly compensation under such contract adequately and fairly compensates this executive officer in relation to his responsibilities, capabilities, contributions and dedication to the Company and secures for the Company the benefit of his leadership, management and financial skills and capabilities. Moreover, the Compensation Committee believes that the salary and other benefits are reasonable in relation to the responsibilities, capabilities, contributions and dedication of Mr. Kessman to the Company and are in line with the compensation earned by chief executive officers employed by companies of comparable size or within the Company's industry.

    Tax Deductibility. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to Named Executive Officers, excluding performance-based compensation. Through December 31, 2001, this provision has not limited our ability to deduct executive compensation, but the Board of Directors will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

    Conclusion. The Compensation Committee believes that the concepts discussed above further the stockholder interests because a significant part of executive compensation is based upon the Company achieving its product development, marketing and sales goals and other specific goals set by the Board of Directors. At the same time, the Compensation Committee believes that the program encourages responsible management of the Company in the short-term. The Compensation Committee regularly considers plan design so that the total program is as effective as possible in furthering stockholder interests.

    The Compensation Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

                                          Respectfully submitted,

                                          Compensation Committee:

                                          FRANK T. CARY, Chairman
                                          WILLIAM R. MILLER

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during the 2001 fiscal year for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2001.

                                                                                        LONG-TERM COMPENSATION
                                                       ANNUAL COMPENSATION           -----------------------------
                                                ----------------------------------   SECURITIES          ALL
                                                                         OTHER       UNDERLYING         OTHER
                                                 SALARY      BONUS       ANNUAL        OPTIONS      COMPENSATION
      NAME AND PRINCIPAL POSITION        YEAR      ($)        ($)     COMPENSATION   SARS(11)(#)         ($)
      ---------------------------        ----      ---        ---     ------------   -----------         ---
Alan Kessman ..........................  2001    412,000      --          (3)          114,783          12,445(4)
 -- President and Chief Executive        2000    412,000    154,243       (3)           80,000          11,275(5)
 Officer (1)                             1999    391,393(2) 152,000       (3)          980,000           1,773(6)


Bijan Almassian, Ph.D .................  2001    178,500      5,935       (3)           52,902           1,500(7)
 -- Vice President, Development          2000    170,000     37,161       (3)          109,000           1,500(7)
                                         1999    160,760     30,896       (3)           12,500         --


Terrence W. Doyle, Ph.D ...............  2001    208,000      4,992       (3)           50,852           1,500(7)
 -- Vice President, Research and         2000    200,000     45,863       (3)           68,000           1,500(7)
 Development                             1999    191,100     43,628       (3)           45,000         --

Ivan King, Ph.D .......................  2001    178,500      6,248       (3)           53,582           1,500(7)
 -- Vice President, Research             2000    165,000     36,069       (3)          105,000           1,500(7)
                                         1999    152,250     30,165       (3)           31,300         --

Mario Sznol, M.D ......................  2001    216,900      5,206       (3)           56,317          42,467(8)
 -- Vice President, Clinical Affairs     2000    206,000     47,856       (3)          140,000          72,338(9)
                                         1999     60,219     25,000       (3)          125,000           7,695(10)

---------

 (1) We are a party to an employment agreement with Mr. Kessman. See
     ' -- Employment Agreements.' Mr. Kessman became our Chief Executive Officer in January 1999 and became our President in April 1999.

 (2) Includes $324,726 paid pursuant to our January 1999 employment agreement with Mr. Kessman to PS Capital LLC of which Mr. Kessman is a controlling member. See ' -- Employment Agreements.'

 (3) Aggregate amount of such compensation is less than the lesser of $50,000 or 10% of the total salary and bonus reported for the indicated person.

 (4) Consists of life and disability insurance payments of $10,945 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

 (5) Consists of life and disability insurance payments of $9,775 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

 (6) Consists of life and disability insurance payments of $1,773.

 (7) Consists of matching contribution to the Company's 401(k) Savings Plan.

 (8) Consists of relocation assistance of $41,467 and matching contribution to the Company's 401(k) Savings Plan of $1,000.

 (9) Consists of relocation assistance of $70,838 and matching contribution to the Company's 401(k) Savings Plan of $1,500.

(10) Consists of relocation assistance of $7,695.

(11) In lieu of cash bonuses due under the Company's 2001 incentive plans, the Company's named executive officers accepted options to purchase shares of Common Stock at an exercise price of $4.75, representing the market price on the date prior to the date of grant as follows: Mr. Kessman -- 44,783 shares, Dr. Almassian -- 12,902 shares, Dr. Doyle -- 10,852 shares,
     Dr. King -- 13,582 shares and Dr. Sznol -- 11,317 shares.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth the grant of stock options made during the year ended December 31, 2001 to the persons named in the Summary Compensation
Table:


                                                                                             POTENTIAL REALIZABLE
                                                     % OF TOTAL                             VALUE AT ASSUMED RATES
                                       NUMBER OF      OPTIONS                                      OF STOCK
                                       SECURITIES    GRANTED TO    EXERCISE                 PRICE APPRECIATION FOR
                                       UNDERLYING   EMPLOYEES IN   OF BASE                        OPTION TERM
                                        OPTIONS        FISCAL       PRICE     EXPIRATION   -------------------------
                NAME                    GRANTED      PERIOD(1)      ($/SH)       DATE        5% ($)        10% ($)
                 (a)                      (b)           (c)          (d)         (e)           (f)           (g)
-------------------------------------  ----------   ------------   --------   ----------   -----------   -----------
Alan Kessman.........................   114,783(2)      10.6%       $4.75     12/6/2011      882,710      1,414,299

Bijan Almassian, Ph.D................    52,902          4.9%       $4.75     12/6/2011      406,830        651,832

Terrence W. Doyle, Ph.D..............    50,852          4.7%       $4.75     12/6/2011      391,065        626,573

Ivan King, Ph.D......................    53,582          5.0%       $4.75     12/6/2011      412,059        660,211

Mario Sznol, M.D.....................    56,317          5.2%       $4.75     12/6/2011      433,092        693,910

---------

(1) Computed based on an aggregate of 1,081,180 shares issuable upon exercise of options granted to employees during the year ended December 31, 2001.

(2) Options were granted to CBK Associates II, LLC family partnership, of which Mr. Kessman is a controlling member.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth information with respect to stock options exercised in 2001 and unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 2001.


                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN-
                                                           UNEXERCISED OPTIONS AT         THE-MONEY OPTIONS AT
                              SHARES                         FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(1)
                           ACQUIRED ON       VALUE       ---------------------------   ---------------------------
         NAME              EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          (a)                  (b)            (c)            (d)            (e)            (f)            (g)
-----------------------    ------------   ------------   -----------   -------------   -----------   -------------
Alan Kessman.............        --             --         603,144        559,783         66,150        22,050
Bijan Almassian, Ph.D....        --             --          52,250        144,027         27,563        13,781
Terrence W. Doyle, Ph.D..        --             --          58,700        126,752         84,672        10,584
Ivan King, Ph.D..........        --             --          92,150        150,732        221,603        12,128
Mario Sznol, M.D.........        --             --          94,500        223,817             --            --

---------

(1) Computed based upon the difference between the closing price of the Company's Common Stock on December 31, 2001 ($4.41) and the exercise price.

EMPLOYMENT AGREEMENTS

    In October 1999, we entered into an employment agreement with Alan Kessman, our President and Chief Executive Officer. Pursuant to this agreement, which will terminate on December 31, 2003, Mr. Kessman receives a minimum base salary of $400,000 per year and is eligible for a bonus of up to 50% of his base salary based on the achievement of specified objectives. In the event Mr. Kessman's employment is terminated by us for any reason other than cause or disability, or if Mr. Kessman terminates for good reason, we are obligated to pay him the sum of two times his base salary plus his average annual bonus for the prior two years and continue payment of certain insurance costs on his behalf. The agreement further provides that if Mr. Kessman's employment is terminated on or after a change in control, he will be paid two and one-half times his base amount as defined in the agreement. This agreement replaced a prior agreement we entered into with Alan Kessman and PS Capital LLC, an entity of which Mr. Kessman is a member, which was effective January 11, 1999, pursuant to which

Mr. Kessman served as our chief executive officer. Pursuant to the prior agreement, Mr. Kessman received a base salary of $400,000 per year. The prior agreement did not provide for any payments upon a change in control or any other severance payments. As an inducement to enter into the prior agreement, on January 11, 1999, we granted to Mr. Kessman options to purchase an aggregate of 980,000 shares of Common Stock. The foregoing grants consist of (1) an option to purchase 760,000 shares at an exercise price of $5.775, representing a 10% premium to the market price on the date prior to the date of grant, such option to vest 25% on July 11, 2000, 50% on July 11, 2001, 75% on July 11, 2002 and
100% on July 11, 2003 and (2) an option to purchase 220,000 shares at an exercise price of $5.25, representing the market price on the date prior to the date of grant, such option having vested in full on July 11, 1999, six months from the date of grant.

SEVERANCE AGREEMENTS

    Effective October 15, 1998, with respect to Dr. Terrence W. Doyle, our Vice President, Research and Development, effective July 28, 1999, with respect to Dr. Ivan King, our Vice President, Research and Dr. Bijan Almassian, our Vice President, Development, and effective September 19, 1999 with respect to Dr. Mario Sznol, our Vice President, Clinical Affairs, we entered into severance agreements pursuant to which each of these officers would be entitled to certain payments in the event such officer loses his employment during the twelve-month period following a 'change in control.' Specifically, if a 'change in control' occurs, the officer shall be entitled to a lump sum severance payment equal to the sum of twelve months of the officer's monthly base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, plus the average of the last two cash bonus payments made to the officer prior to the change in control. The officer would also be entitled to all payments necessary to provide him with group health insurance benefits substantially similar to those which he was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date he has obtained new full-time employment. The foregoing amounts are not payable if termination of the officer is because of his death, by us for cause, or by the officer other than for good reason. For purposes of the severance agreements, a 'change in control' means that (1) any person or entity becomes the beneficial owner of our securities representing 30 percent or more of the combined voting power of the then outstanding securities; (2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board, and any new director (other than a director designated by an acquiring person) whose election by the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or (3) our stockholders approve a merger or consolidation (other than certain recapitalizations).

PERFORMANCE GRAPH

    The following line graph compares the five-year cumulative total stockholder's return on our Common Stock to: (i) the change in the cumulative total return on the Nasdaq Composite Index for U.S. Companies and (ii) the change in the cumulative total return on the Nasdaq Biotechnology Index, which includes biotechnology companies, assuming an investment of $100 made in each and assuming the reinvestment of any dividends.


                                   [GRAPH]

                             12/31/96    12/31/97   12/31/98   12/31/99   12/31/00   12/21/01
                             --------    --------   --------   --------   --------   --------
Vion Pharmaceuticals, Inc.      100       118.35     163.24      199.97     261.18     143.98
Nasdaq Composite Index          100       121.64     169.84      315.2      191.36     151.07
Nasdaq Biotechnology Index      100        99.82     144.02      290.4      357.17     299.3


                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61. In addition, the Committee has received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence from management and the Company and considered the compatibility of non-audit services with the auditors' independence.

    The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the overall quality of the Company's financial reporting. The Audit Committee held two meetings during fiscal year 2001.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                                          Respectfully submitted,

                                          Audit Committee
                                          WALTER B. WRISTON, Chairman
                                          STEPHEN K. CARTER, M.D.
                                          CHARLES K. MACDONALD

                                 PROPOSAL NO. 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by stockholders at the Annual Meeting. Fees for the last annual audit were $77,000, there were no fees for financial information systems design and implementation, and all other fees were $100,686, including audit-related services of $62,500 and non-audit services of $38,186. Audit-related services generally include fees for SEC registration statements and accounting consultations. Non-audit services generally include tax preparation and consultations. Ernst & Young LLP has audited the Company's financial statements since 1995. A representative of the firm of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection were ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

VOTE REQUIRED

    The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote 'for' nor a vote 'against' the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote 'against' the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS DEEMS 'PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS' TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE 'FOR' APPROVAL OF THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS

    All stockholder proposals which are intended to be presented at the 2003 Annual Meeting of Stockholders of the Company must be received by the Company no later than January 4, 2003, for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on those matters in accordance with their best judgment. Whether or not you expect to attend the Annual Meeting, the prompt return of your proxy in the enclosed envelope, or your vote by telephone or on the Internet, will be appreciated.

                                          By Order of the Board of Directors

                                          KAREN SCHMEDLIN
                                          Secretary

Dated: April 29, 2002

                                                                      APPENDIX A


                           VION PHARMACEUTICALS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2002

         Alan Kessman and Karen Schmedlin, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Vion Pharmaceuticals, Inc. held of record by the undersigned on April 15, 2002, at the Annual Meeting of Stockholders to be held at 10:00 a.m., on Wednesday, June 5, 2002, at the Kitano Hotel, 66 Park Avenue, New York, New York 10016, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND 2.

         (Continued And To Be Signed On Reverse Side.)

         X   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

                                                                     For         Withhold       For all
                                                                 All Nominees       All          Except

1.       Nominees for the Board of Directors:                        [ ]            [ ]           [ ]
01) WILLIAM R. MILLER, 02) DR. STEPHEN K. CARTER,
03) FRANK T. CARY, 04) ALAN KESSMAN,
05) CHARLES K. MACDONALD, 06) DR. ALAN C. SARTORELLI,
AND 07) WALTER B. WRISTON.

         When you mark "For All Except," write the nominee's number on the line below:

         -----------------------------------------------------------------------------



                                                                       FOR           AGAINST        ABSTAIN
2.       Approval of Appointment of
         Ernst & Young LLP as the
         Company's Independent
         Auditors:                                                     [ ]             [ ]            [ ]

         Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

         Important: Please sign exactly as name appears below. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signor is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE:________________________________

SIGNATURE IF HELD JOINTLY: -----------------------------

DATED _____________, 2002

         The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Annual Report furnished therewith. Please sign, date and return this proxy card promptly using the enclosed envelope.




                                      A-2